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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF THE CORPORATION

  The following is a list of subsidiaries of the corporation. All bank subsidiaries which have the words "National Association" (N.A.) or "National" in their respective titles are organized under the laws of the United States;
and all state bank subsidiaries are incorporated under the laws of the state in which each is domiciled. Each non-bank subsidiary is incorporated or organized in the jurisdiction appearing opposite its name.

 Bank Subsidiaries

ARIZONA
Bank of Scottsdale
Caliber Bank
Norwest Bank Arizona, N.A.

COLORADO
Norwest Bank Colorado, N.A.
Norwest Bank Grand Junction, N.A.
Norwest Bank Grand Junction-Downtown, N.A.
The Ken-Caryl Bank

ILLINOIS
Norwest Bank Illinois, N.A.

INDIANA
Norwest Bank Indiana, N.A.

IOWA
Dial National Bank
Norwest Bank Iowa, N.A.

MINNESOTA
Norwest Bank Minnesota, N.A.
Norwest Bank Minnesota Central, N.A.
Norwest Bank Minnesota Mesabi, N.A.
Norwest Bank Minnesota North, N.A.
Norwest Bank Minnesota South, N.A.
Norwest Bank Minnesota South Central, N.A.
Norwest Bank Minnesota Southeast, N.A.
Norwest Bank Minnesota Southwest, N.A.
Norwest Bank Minnesota West, N.A.
Norwest Bank Red Wing, N.A.
Norwest Bank Waseca, N.A.

MONTANA
Norwest Bank Montana, N.A.

NEBRASKA
Norwest Bank Nebraska, N.A.

NEW MEXICO
Norwest Bank New Mexico, N.A.
The American National Bank of Silver City
The First National Bank of Belen
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NORTH DAKOTA
Norwest Bank North Dakota, N.A.

OHIO
Norwest Bank Ohio, N.A.

SOUTH DAKOTA
Dial Bank
Norwest Bank South Dakota, N.A.

TEXAS
First National Bank of Kerrville
Norwest Bank Texas, Borger, N.A.
Norwest Bank Texas, Canyon, N.A.
Norwest Bank Texas, Crane
Norwest Bank Texas, Denver City
Norwest Bank Texas, N.A.
Norwest Bank Texas, Midland, N.A.
Norwest Bank Texas, Plainview, N.A.
Norwest Bank Texas, Post, N.A.
Norwest Bank Texas, Waco, N.A.

WISCONSIN
Norwest Bank La Crosse, N.A.
Norwest Bank Wisconsin, N.A.
Norwest Bank Wisconsin Eau Claire, N.A.

WYOMING
Norwest Bank Wyoming, N.A.
Norwest Bank Wyoming Lovell, N.A.

EDGE ACT CORPORATIONS
Norwest Bank International

 Non-Bank Subsidiaries

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                                                                JURISDICTION OF
                                                               INCORPORATION OR
DIRECTLY OWNED:                                                  ORGANIZATION
- ---------------                                                ----------------
Alexandria Securities and Investment Company................. Minnesota
Am-Can Investments, Inc...................................... Minnesota
American Land Title Company of Kansas City, Inc.............. Missouri
American Republic Bancshares, Inc............................ New Mexico
Bank of Montana System....................................... Montana
Blackhawk Bancorporation..................................... Iowa
Copper Bancshares, Inc....................................... New Mexico
D.L. Bancshares, Inc......................................... Minnesota
First Illini Bancorp, Inc.................................... Illinois
GST Co....................................................... Delaware
Independent Bancorp of Arizona, Inc.......................... Arizona
Island Finance Puerto Rico, Inc.............................. Delaware
Island Finance Virgin Islands, Inc........................... Delaware
Ken-Caryl Investment Company................................. Colorado

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                                                               JURISDICTION OF
                                                              INCORPORATION OR
DIRECTLY OWNED:                                                 ORGANIZATION
- ---------------                                               ----------------
La Porte Bancorp............................................ Indiana
Lindeberg Financial Corporation............................. Minnesota
Lomas Properties, Inc....................................... New Mexico
Midwest Credit Life Insurance Company....................... Arizona
Minnesota FSL Corporation................................... Minnesota
Minnetonka Overseas Investment Limited...................... Cayman Islands, BWI
Northern Prairie Indemnity Limited.......................... Cayman Islands, BWI
Norwest Agricultural Credit, Inc............................ Minnesota
Norwest Alliance System, Inc. (inactive).................... Minnesota
Norwest Audit Services, Inc................................. Minnesota
Norwest BancAssurance Company (inactive).................... Delaware
Norwest Capital Markets, Inc................................ Minnesota
Norwest Colorado, Inc....................................... Colorado
Norwest Credit, Inc......................................... Minnesota
Norwest Financial Services, Inc............................. Delaware
Norwest Holding Company..................................... Delaware
Norwest Indiana, Inc........................................ Indiana
Norwest Insurance, Inc...................................... Minnesota
Norwest Insurance Arizona, Inc.............................. Arizona
Norwest Investment Advisors, Inc............................ Minnesota
Norwest Investment Management, Inc.......................... Minnesota
Norwest Investment Services, Inc............................ Minnesota
Norwest Investors, Inc...................................... Minnesota
Norwest Limited, Inc........................................ Minnesota
Norwest Nova, Inc. (inactive)............................... Minnesota
Norwest Properties, Inc..................................... Minnesota
Norwest Technical Services, Inc............................. Minnesota
Peoples Mortgage and Investment Company..................... Iowa
P N, Inc.................................................... Minnesota
Spectrum Properties, Inc.................................... Colorado
Texas National Bankshares, Inc.............................. Texas
United Banks Financial Services Corporation (inactive)...... Colorado
United Banks Insurance Services, Inc........................ Colorado
United Equity Corporation (inactive)........................ Colorado
United Title Agency of Arizona, Inc......................... Arizona
Wyoming National Bancorporation............................. Wyoming
INDIRECTLY OWNED:
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
Allied Business Systems Inc................................. Iowa
American Land Title Co., Inc................................ Nebraska
ATI Holding Company......................................... Minnesota
ATI Title Agency of Arizona, Inc. (inactive)................ Arizona
ATI Title Agency of Ohio, Inc............................... Ohio
ATI Title Company of Nevada................................. Nevada
BMS Services Corporation.................................... Montana
Blackhawk Leasing Corporation (inactive).................... Minnesota
Blue Jay Asset Management, Inc.............................. Delaware
Blue Spirit Insurance Company............................... Vermont
Boris Systems, Inc.......................................... Michigan
Buffam, Inc. (inactive)..................................... Montana

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                                                               JURISDICTION OF
                                                              INCORPORATION OR
INDIRECTLY OWNED:                                               ORGANIZATION
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
Capital Community Development Corp.......................... Colorado
Cardinal Asset Management, Inc.............................. Delaware
Centennial Investment Corporation........................... Minnesota
Centurion Agency Nevada, Inc................................ Nevada
Centurion Agency Ohio, Inc. (inactive)...................... Ohio
Centurion Agencies, Co...................................... Iowa
Centurion Casualty Company.................................. Iowa
Centurion Life Insurance Company............................ Missouri
CGT Insurance Company....................................... Bahamas
CHM Insurance Company....................................... South Dakota
Clinton Street Garage Company............................... Indiana
Commonwealth Leasing Corporation............................ Minnesota
Community Casualty Co....................................... Vermont
Copper Asset Management, Inc................................ Delaware
Crestone Capital Management, Inc............................ Colorado
Crop Hail Management........................................ Montana
Davenport Blackhawk Civic Corp. (inactive).................. Iowa
Dial Finance Company, Inc. (inactive)....................... Nevada
Dial Finance Company, Incorporated (inactive)............... Delaware
Dial Finance Company of Hawaii, Inc. (inactive)............. Hawaii
Dial Finance Company of Michigan No. 1 (inactive)........... Michigan
Dial Finance Company of Ohio No. 1 Inc.
 Merger Company, Inc. (inactive)............................ New Hampshire
Dial Finance Company of Oklahoma (inactive)................. Oklahoma
Dial Finance Company of Oregon (inactive)................... Oregon
Dial National Community Benefits, Inc....................... Nevada
Eau Claire Asset Management, Inc............................ Delaware
Ellis Advertising, Inc...................................... Iowa
Falcon Asset Management, Inc................................ Delaware
Faxual Credit Reporting Service, Inc........................ California
FDMC, Inc................................................... Colorado
Fidelity National Life Insurance Company.................... Arizona
First DialWest Escrow Company, Inc.......................... California
First Interstate Equipment Finance, Inc..................... Wisconsin
First Interstate Insurance Agency of Wisconsin, Inc.
 (inactive)................................................. Wisconsin
First of Lubbock Agricultural Credit Corporation............ Texas
Flore Properties, Inc....................................... Minnesota
Ford Bank Group, Inc........................................ Texas
Ford Bank Group Holdings, Inc............................... Texas
Fremont Properties, Inc..................................... Colorado
Great Plains Insurance Company.............................. Vermont
Green Bay Asset Management, Inc............................. Delaware
Information Services, Inc................................... Iowa
IntraWest Asset Management, Inc............................. Delaware
IntraWest Insurance Company................................. Arizona
Iowa Asset Management, Inc.................................. Delaware
La Crosse Asset Management, Inc............................. Delaware
LaSalle, Inc................................................ Indiana
LBT Corporation............................................. Indiana

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                                                                JURISDICTION OF
                                                               INCORPORATION OR
INDIRECTLY OWNED:                                                ORGANIZATION
- -----------------                                              ----------------
Lincoln Building Corporation................................. Colorado
Mail Systems Co.............................................. Iowa
Minnetonka Representacoes Comerciais Ltda.................... Brazil
Montana Bancsystem, Inc...................................... Montana
Mountain States Bankcard Association......................... Colorado
Nabankco, Inc................................................ Indiana
Nat-Lea, Inc................................................. Indiana
Norwest Agencies Montana, Inc................................ Montana
Norwest Argentina, S.A....................................... Argentina
Norwest Asia Limited......................................... Hong Kong
Norwest Bank Building Company................................ Minnesota
Norwest Business Credit, Inc................................. Minnesota
Norwest Center, Inc.......................................... Minnesota
Norwest Equipment Finance, Inc............................... Minnesota
Norwest Equity Capital, Inc.................................. Minnesota
Norwest Financial, Inc.(1)................................... Iowa
Norwest Financial Business Credit, Inc....................... Iowa
Norwest Financial Canada, Inc................................ Ontario
Norwest Financial Capital, Inc............................... Delaware
Norwest Financial Capital Canada, Inc........................ Ontario
Norwest Financial Coast, Inc................................. California
Norwest Financial Communication Services Group, Inc.......... Iowa
Norwest Financial Credit Services Inc........................ Florida
Norwest Financial DE Asset Management, Inc................... Delaware
Norwest Financial Information Services Group, Inc............ Iowa
Norwest Financial Iowa 4, Inc................................ Iowa
Norwest Financial Leasing, Inc............................... Iowa
Norwest Funding, Inc......................................... Minnesota
Norwest Funding II, Inc...................................... Minnesota
Norwest Growth Fund, Inc..................................... Minnesota
Norwest Insurance Wyoming, Inc............................... Wyoming
Norwest International Commercial Services Limited............ Hong Kong
Norwest Mortgage, Inc........................................ Minnesota
Norwest Mortgage Asset Management Corp....................... Minnesota
Norwest Mortgage Closing Services, Inc....................... Iowa
Norwest Mortgage Conventional 1, Inc......................... Delaware

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(1) Norwest Financial Inc. is the parent and directly or indirectly beneficially owns all the voting securities of subsidiaries operating as consumer finance companies in the United States and Canada (74 subsidiaries at February 24, 1995). Such subsidiaries were incorporated or otherwise organized in: Alabama, Alaska, Arizona, Colorado, Connecticut, Delaware,
    Florida, Hawaii, Idaho, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine,
    Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
    Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York,
    North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode
    Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Virginia,
    Washington, West Virginia, Wisconsin, Wyoming and Ontario, Canada.

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                                                               JURISDICTION OF
                                                              INCORPORATION OR
INDIRECTLY OWNED:                                               ORGANIZATION
- -----------------                                             ----------------
Norwest Mortgage Insured 1, Inc............................. Delaware
Norwest Mortgage Insured 2, Inc............................. Delaware
Norwest Mortgage of New York, Inc........................... New York
Norwest Properties Holding Company.......................... Minnesota
Norwest Rural Insurance Services, Inc....................... Minnesota
Norwest Trust Company, New York (a Limited Purpose Trust
 Company)................................................... New York
Norwest Trust Texas, N.A.--Waco............................. United States
Norwest Trust Texas, N.A.--Wichita Falls.................... United States
Norwest Venture Capital Management, Inc..................... Minnesota
Osprey Asset Management, Inc................................ Delaware
Peregrine Capital Management, Inc........................... Minnesota
Premium Service/Norwest Financial Coast, Inc................ South Carolina
R D Leasing, Inc. (inactive)................................ Minnesota
Regency Insurance Agency, Inc............................... Minnesota
Residential Home Mortgage, L.L.C............................ Delaware
Residential Home Mortgage Investment, L.L.C................. Delaware
Rural Community Insurance Company........................... Minnesota
Rural Community Insurance Agency, Inc....................... Minnesota
Securities Asset Management I, Inc.......................... Delaware
Securities Asset Management II, Inc......................... Delaware
Securities Asset Management III, Inc........................ Delaware
Scott Life Insurance Company................................ Arizona
Servcorp of Yankton, Inc. (inactive)........................ South Dakota
South Dakota Asset Management, Inc.......................... Delaware
Superior Asset Management, Inc.............................. Delaware
Superior Central Asset Management, Inc...................... Delaware
Superior Guaranty Insurance Company......................... Vermont
Superior Mesabi Asset Management, Inc....................... Delaware
Superior North Asset Management, Inc........................ Delaware
Superior Red Wing Asset Management, Inc..................... Delaware
Superior South Asset Management, Inc........................ Delaware
Superior South Central Asset Management, Inc................ Delaware
Superior Southeast Asset Management, Inc.................... Delaware
Superior Southwest Asset Management, Inc.................... Delaware
Superior West Asset Management, Inc......................... Delaware
TDM Corporation............................................. Texas
Teller Properties, Incorporated............................. Colorado
The Bank Information Services, Inc. (inactive).............. Minnesota
Tower Data Processing Corporation........................... Iowa
TW Properties, Inc.......................................... Colorado
UMCNor, Inc. (inactive)..................................... Colorado
U.S. Recognition, Inc....................................... New Jersey
United New Mexico Credit Life Insurance Company............. Arizona
United New Mexico Credit Services, Inc. (inactive).......... New Mexico
United New Mexico Financial Corporation..................... New Mexico
United New Mexico Real Estate Services, Inc................. New Mexico
Valuation Information Technology, Inc....................... Iowa
Warranty Title, Inc......................................... Minnesota
WNB Asset Management, Inc................................... Texas

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NOTE: Not included in the above list of subsidiaries of the corporation are certain subsidiaries formed solely for the purpose of reserving a name, joint ventures or limited partnerships.

  Information provided as of February 24, 1995

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